United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 7, 2010	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

ENERGY HOLDINGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2101 N.W. Boca Raton Blvd, Suite 1, Boca Raton, FL  33431
 (Address of Principal Executive Offices) (Zip Code)

(561) 445-6531
(Registrant’s telephone number, including area code)

Green Energy Holding, Inc.
 (Former name or former address if changed since the last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Note:  This amendment is for ministerial changes only.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Director

On April 7, 2010, Energy Holdings International, Inc. the Company received a letter of resignation from Rafic Koussa, a Company director, that he was submitting his resignation as a member of the Company’s Board of Directors and as a member of its executive management as its Chief Operating Officer.  Mr. Koussa indicates in his resignation letter that he has certain concerns with respect to the Company’s management and Board of Directors decision-making process and certain other issues.  On April 24, 2010, the Company sent a letter to Mr. Koussa, acknowledging his resignation as an officer and director.   A copy of Mr. Koussa’s resignation letter is attached as an exhibit to this Form 8-K.

Forward-Looking Statement

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond Green Energy Holding Corp’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting the Company’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009 and its Quarterly Report on Form 10-Q for the quarters ended September 30, 2009 and December 31, 2009. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Exhibits

99.1           Copy of Mr. Rafic Koussa’s Resignation Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 5, 2010	ENERGY HOLDINGS INTERNATIONAL, INC.

/s/ John Adair
By: John Adair, Chief Executive Officer